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Lazydays RV
THE RV AUTHORITY℠

Investor Presentation | May 2022

Legal Disclaimer

Cautionary Statement Regarding Forward-Looking Statements

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the Company, its financial condition, its results of operations and the Company's current views based on information currently available. This information is, where applicable, based on estimates, assumptions and analysis that the Company believes, as of the date hereof, provides a reasonable basis for the information contained herein. Forward-looking statements generally can be identified by the use of forward-looking words such as "outlook," "believes," "expects," "potential," "continues," "may," "will," "should," "seeks," "approximately," "predicts," "intends," "plans," "estimates," "anticipates," "foresees" or the negative version of those words or other comparable words and phrases, and include statements relating to the Company's beliefs or expectations regarding its future performance, strategic plans and cash flows, as well as any other statements that do not directly relate to any historical or current facts. Forward-looking statements involve known and unknown risks and uncertainties, including those set forth in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2019, its subsequently filed Quarterly Reports on Form 10-Q, its Current Reports on Form 8-K and other documents filed with the Securities and Exchange Commission, many of which are outside of the Company's control. Actual results, performance or achievements may differ materially from forward-looking statements and the assumptions on which forward-looking statements are based. There can be no assurance that the information contained herein is reflective of future performance, and investors are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance. Unless otherwise specified, all information contained in this presentation speaks only as of the date hereof. The Company undertakes no duty to update or revise the information contained herein, publicly or otherwise, whether as a result of new information, future events or otherwise, except as required by law.

Non-GAAP Financial Measures and Use of Estimates

This presentation contains certain financial measures not presented in accordance with generally accepted accounting principles ("GAAP"), including, but not limited to, EBITDA, EBITDA Margin, Adjusted EBITDA and Adjusted EBITDA Margin. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company's financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income or other measures of profitability or performance under GAAP. The Company's presentation of non-GAAP financial measures may not be comparable to similarly titled measures of other organizations, as such measures may not be calculated in the same manner. See the appendix of this presentation for a reconciliation of the non-GAAP measures included herein.

The Company's fiscal year is the 12-month period ending on December 31. Reference to a particular "fiscal year" or "FY" in this presentation refers to such period. This presentation contains estimates and other statistical data made by independent parties relating to, among other things, market size and growth. These data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. The Company has not independently verified the statistical and other industry data generated by independent parties and, accordingly, it cannot guarantee their accuracy or completeness. In addition, projections, assumptions and estimates of the Company's future performance and the future performance of the markets in which it competes are necessarily subject to uncertainty and risk due to a variety of factors. These and other factors could cause results or outcomes to differ materially from those expressed in the estimates made by the independent parties.

RV is a Large Market with Strong Growth Momentum

RV market is experiencing unprecedented demand as consumers seek outdoor travel and leisure activities

DEMOGRAPHICS, PARTICIPATION AND LIFESTYLE TRENDS SUPPORT LONG-TERM RV MARKET GROWTH

RV'ing Has Significant Advantages

- *Enjoying the Outdoor Lifestyle*
- *Safe & Sanitary Travel*
- *Travel in Comfort*
- *Affordable Vacations*

High Growth Across User Categories

- ✓ ***Millennials:*** *entering higher earning period and have more disposable income*
- ✓ ***Baby Boomers:*** *an estimated 10,000 new retirees per day over the next 5 – 10 years*

8%+
'21 Retail Volume Growth

18,000
RV U.S. Campgrounds

~31%
First-time RV Owners % of '20 & '21 Total Buyers

~23%
First-time RV Owners Used Their RV for Work Travel

~72M
People Planning an RV Trip (as of Nov '21)

33
Median Age of First-time Buyers in '20 & '21

Retail Units Sold '000



Towable
Motorized
207
243
276
323
369
417
436
412
472
510
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021

Source: SSI Data, KOA 2019 Camping Report, U.S. News (2015), THOR 2020 NA RV Consumer Survey Report and RV Industry Association ("RVIA"), 2021 RVIA Industry Profile.
RV Units Sold Source: Statistical Survey Dealer

Lazydays RV
THE RV AUTHORITY

The RV market continues to experience unprecedented demand as consumers seek outdoor travel and leisure activities

Fundamental Change in the Way Americans Travel, Vacation and Live

- The pandemic pushed millions of new campers outside, and the pull of the outdoors continues to bring them back
- In 2021, camping accounted for 40% of all leisure trips taken with more than half of travelers (53%) including camping in some or all their travel
- Since 2019, the percentage of campers who work while camping rose from 37% to 46% in 2021
- Overall ownership increase primarily driven by couples without children, baby boomers and GenXers
- One-in-five leisure travelers are considering purchasing an RV
- 57% of new campers stated they want to try RVing



Camping Households (millions)
2014
32
2015
35
2016
37
2017
39
2018
39
2019
42
2020
48
2021
57
2022
61
Projection



People Planning an RV Trip
46
61
65
72
May 2020
Nov 2020
May 2021
Nov 2021

RV Owners Making Updates

- Intent to upgrade or replace existing RVs is high
- This is a trend seen across those experienced with RVs and those who are first-time RVers
- About six-in-ten current RV owners say they plan some type of change or upgrade to their RV
- New RV owners are twice as likely as experienced RV owners to want an upgrade this year

Top Changes Planned



32%
28%
24%

- Move to a bigger RV
- Find an RV with more or better amenities
- Want an upgrade

Sources: 2021 KOA North American Camping Report, 2021 RVIA Industry Profile

Lazydays RV THE RV AUTHORITY

Industry Fundamentals Provide Favorable Long-Term Backdrop

Healthy fundamentals and secular trends support sustainable growth

Growing RV Ownership

- RV participation rising with ownership as new entrants grow
- Initial stages of baby boomer retirements while younger consumers continue to be interested in exploring the great outdoors
- RV lifestyle increasingly incorporated into travel and outdoor experiences

RV Participation


U.S. Households
Percentage of U.S. Households
U.S. Households (millions)
RV Ownership % of U.S. Households
0
2
4
6
8
10
12
5%
6%
7%
8%
9%
5.0
5.9
5.8
5.8
6.5
6.9
7.9
8.9
9.3
10.0
11.2
11.4
1980 1984 1988 1993 1997 2001 2005 2011 2015 2017 2020 2021

"Baby Boomer" Retirements Expected to Continue at Increasing Rate

- There will be ~79+ million consumers between ages 55 – 74 by 2025
- Adults ages 50+ control 70%+ of the disposable income in the U.S.
- RVs are seen as a safe, cost-efficient vacation and long-term retirement option

~94 million active U.S. camper households; 5% conversion would result in ~5 million more RVs


Active U.S. Campers (millions)
71
73
75
77
79
82
86
94
2014 2015 2016 2017 2018 2019 2020 2021

Capturing the Trend Toward Active, Outdoor Lifestyles and Vacations

- Consumers are searching for outdoor activities given increased time for leisure and shift towards work from home
- Growing number of active campers in the U.S.
- RVs serve a practical purpose for outdoor activities


RV Ownership by Generation
Baby Boomers 22%
Gen Z 9%
Gen X 31%
Millenials 38%

Consistent Long Term Growth Across Economic Cycles

- RV industry has historically achieved a new higher level of demand coming out of a low growth / decline period driven by new entrants
- Consistent long-term growth across economic cycles
- Upside to current shipments expected as RV use becomes more attractive as an alternative to crowded leisure

~20%
Average prior cycle-high to next cycle-high in last 30+ years

~25%
Average cycle high-to-low decline in last 30+ years

Source: RVIA data and reports, IBIS Reports, KOA 2021 Camping Report, Baird Research, Capital IQ, Federal Reserve Bank of New York, Thompson Research Group and Pew Research Center.

Lazydays at a Glance

Lazydays is a premium RV dealer platform in North America

- Recognized destination in the RV community offering high-quality, high-margin products across all motorized and towable categories; strong wholesale purchase capabilities to source late model year, high-quality pre-owned products
- Complementary high-margin revenue streams include financing & insurance, parts & service and other auxiliary revenue sources
- Solid balance sheet positions the company to be a consolidator as independent dealers exit the market; focused on scaling the platform by integrating strategic dealerships in attractive markets with proven ability to at least double EBITDA within 2 years of acquisition
- Attractive business model supported by a highly variable cost structure, strong free cash flow generation, recurring income from multiple sources and modest capex requirement

KEY STATS (1)

#2 Recognized RV Brand (2)	**25+** # OEM Brands	**17** Dealerships & Service Centers (3)	**~14,700** # of Deliveries
49%+ YOY Revenue Growth	**36%+** YOY RV Units Sold Growth	**27%+** Gross Profit Margin	**12%+** EBITDA Margin

FINANCIAL PERFORMANCE

($ in millions)

Revenue



$564.4
$614.9
$608.2
$644.9
$817.1
$1,235.0
$1,340.2
2016
2017
2018
2019
2020
2021
2022 Q1 LTM

Adjusted EBITDA (4)



$25.1
$31.2
$32.4
$27.9
$59.0
$144.9
$161.8
2016
2017
2018
2019
2020
2021
2022 Q1 LTM

ATTRACTIVE FINANCIAL PROFILE

- Consistent growth
- High cash flow generation
- Strong balance sheet

(1) Financials and deliveries represent last twelve months as of March 31, 2022.
(2) Based on 2014 survey performed by Russel Research.
(3) As of Q1 2022 10-Q filing date.
(4) Represents a non-GAAP financial measure. Please see the Appendix for a reconciliation to the nearest comparable GAAP measure.

Lazydays RV
THE RV AUTHORITY

Investment Highlights

Industry Leading Brand Achieved through 40+ Year Operating History

- Recognized as a leading RV dealership brand in the industry
- Developed a reputation for selling premium products and providing a high-quality customer experience
- High visibility through a multi-faceted, impactful and robust marketing strategy across the platform
- Multiple profitable and diverse business lines spanning the RV ownership lifecycle

Long-Term Secular RV Industry Growth

- Rising RV participation across demographics – ownership by new entrants / millennials and baby boomers
- Continue to expand upon multiple elements within outdoor lifestyle furthering growth in the industry
- Nearly 4-in-10 campers report a household income of $100K+, double the percentage since 2019 (19%); this represents a divergence from the camper profile before COVID-19, which was solidly middle income

Substantial Organic and Margin Enhancement Opportunities

- Expand footprint nationally within attractive high priority regions through existing / new customer base
  - Recently opened new greenfield dealership in Monticello, MN (Minneapolis Metro)
  - See page 10 for current and future announced geographic footprint
- Leverage relationships with OEMs to continue to optimize product lineups to maximize margins and turns

Commitment to Geographic Expansion

- Build upon consolidation platform to continue to create significant shareholder value
  - Completed 3 acquisitions in 2021 (4 total dealership locations), Chilhowee RV Center (Louisville, TN), B. Young RV (Portland, OR and Woodland, WA), and Burlington RV (Sturtevant, WI). Dave's Claremore RV (Claremore, OK) currently pending to be closed in July 2022
- Significant whitespace nationwide to enter additional markets via acquisition or greenfield

Industry Leading Provider of Recreational Vehicles

- Provides a comprehensive portfolio of products, services, third-party protection plans and resources for RV enthusiasts
- Maintains large and growing RV product offering – more than 25 OEM brands
- Developed strong market positions in higher-quality, higher-margin products
- Strong partner for OEMs, customers, suppliers and the dealership community given broad offering

RECREATIONAL VEHICLES RETAIL UNIT MIX



Pre-owned 39%
2022 Q1 LTM
New 61%

LAZYDAYS CARRIES SELECT LEADING BRANDS ACROSS ALL RV CATEGORIES

TIFFIN · GRAND DESIGN RECREATIONAL VEHICLES · NEWMAR · THOR MOTOR COACH · FOREST RIVER · Coachmen Leader to the Great Outdoors. · WINNEBAGO · KEYSTONE RV COMPANY · AIRSTREAM · Jayco · VANLEIGH · ENTEGRA COACH · KZ RECREATIONAL VEHICLES

Lazydays RV THE RV AUTHORITY

Diverse RV Revenue and Profitability Streams

Multiple profitable and diverse business lines spanning the RV ownership lifecycle, positioning Lazydays for long-term profitability growth as the RV population base grows

New RV Sales

- One of the largest selections of various branded new products
- Offers latest models from industry's top brands – 3,500+ RVs are on display across all locations

Pre-owned RV Sales

- Offers extensive trade-in and wholesale purchase programs
- Provides attractive introductory pricing for first time buyers
- Pre-owned RVs generate higher margins

Finance & Insurance

- F&I process helps generate higher attachment rates
- Offers complementary high-margin product

Parts & Service

- Growing parts & service capabilities with aim of generating recurring revenue and higher profitability
- Opportunity through existing dealerships to grow service through higher productivity and increase in technicians

2022 Q1 LTM BUSINESS MIX


Other 10%
REVENUE MIX
New & Pre-owned RV 90%


Other 27%
GROSS PROFIT CONTRIBUTION
New & Pre-owned RV 73%

Lazydays RV
THE RV AUTHORITY

Lazydays Growing Footprint

Strategically located dealerships across the U.S.

- Premier national RV dealership destination
- Recognized RV dealership brand with leverageable scale and marketing ability
- Strong network of RV Industry Association certified techs
- Company plans continued expansion into key markets
- Greenfield dealerships currently in process include:
  - Nashville, TN Metro; Airstream Dedicated
  - Omaha Metro
  - Fort Pierce, FL
  - Surprise, AZ
  - Wilmington, OH (Columbus, Cincinnati, & Dayton Metro)
- 1 announced acquisition currently in process (Tulsa metro)

NATIONAL DEALERSHIP NETWORK



x2
Lazydays RV
THE RV AUTHORITY
Headquarters
Lazydays Dealership
Service Center
Future Lazydays Dealership

1,500+	17	24.0M+	6
# of Employees	Dealerships & Service Centers (1)	# of Web / Mobile Visits	Pending Dealerships

(1) Includes dealerships and service centers as of Q1 2022 10-Q filing date.

Summary Financial Performance

REVENUE



$644.9
$817.1
$1,235.0
$1,340.2
2019
2020
2021
2022 Q1 LTM

GROSS PROFIT



$132.2
$179.0
$330.7
$366.2
2019
2020
2021
2022 Q1 LTM

Gross Profit Margin

20.5%	*21.9%*	*26.8%*	*27.3%*

ADJUSTED EBITDA



$27.9
$59.0
$144.9
$161.8
2019
2020
2021
2022 Q1 TTM

Adjusted EBITDA Margin

4.3%	*7.2%*	*11.7%*	*12.1%*

ADJUSTED CASH FLOW FROM OPERATIONS[(1)]



$27.7
$51.7
$75.9
$86.8
2019
2020
2021
2022 Q1 LTM

Note: $ in millions.

(1) Adjusted Cash Flow from Operations includes change in Floor Plan Financing

Lazydays RV
THE RV AUTHORITY

Q1 2022 Quarterly Performance

REVENUE



~39% YoY Growth
$271.0
$376.2
Q1 2021
Q1 2022

GROSS PROFIT



~55% YoY Growth
$64.1
$99.2
Q1 2021
Q1 2022

Gross Profit Margin

23.7%	*26.4%*

ADJUSTED EBITDA



~61% YoY Growth
$27.8
$44.8
Q1 2021
Q1 2022

Adjusted EBITDA Margin

10.3%	*11.9%*

ADJUSTED CASH FLOW FROM OPERATIONS[1]



~111% YoY Growth
$9.8
$20.7
Q1 2021
Q1 2022

Note: $ in millions.
(1) Adjusted Cash Flow from Operations includes change in Floor Plan Financing

Lazydays RV THE RV AUTHORITY

Strong Balance Sheet and Significant Financial Flexibility

($ in millions)	Q1 2022	FY 2021
Cash	$89.6	$98.1
Accounts Receivable (Net)	51.6	30.6
Inventory	284.0	242.9
Other Current Assets	2.6	4.0
Total Current Assets	**$427.8**	**$375.6**
PP&E (Net)	126.4	120.7
Goodwill & Intangibles	166.4	168.1
Other Assets	32.2	33.6
Total Assets	**$752.8**	**$698.1**
Accounts Payable, Accrued Expenses and Other	$63.1	$59.0
Income Taxes Payable	7.7	0.0
Dividends Payable	1.2	1.2
Short-Term Borrowings	230.3	192.2
Current Financing Liability	2.1	2.0
Current Portion of Long-Term Debt	4.6	5.5
Operating Lease Liability	6.4	6.4
Total Current Liabilities	**$315.4**	**$266.4**
Non-Current Financial Liability	102.2	102.5
Long-Term Debt	12.5	13.7
Warrant Liabilities	13.2	15.3
Other Long-Term Liabilities	38.0	39.2
Total Liabilities	**$481.4**	**$437.0**
Preferred Equity (Convertible)	$55.0	$55.0
Additional Paid-In Capital & Treasury Stock	92.5	109.3
Retained Earnings	123.9	96.8
Shareholder's Equity	**216.4**	**$206.1**
Total Liabilities & Equity	**$752.8**	**$698.1**

ATTRACTIVE FINANCIAL PROFILE

- Well-capitalized for both organic and acquisition growth opportunities
- $89.6M cash on hand and net working capital of $112.4M, as of March 31, 2022
- Cash decline vs Dec '21 driven by $19.2M in share repurchases and $6M in land purchases for future greenfield development, partially offset by strong net income performance
- Expanded margins combined with low capex provide strong cash flow
- Highly variable cost structure (80%+ of costs) provides flexibility across economic environments

Lazydays RV
THE RV AUTHORITY


Lazydays RV
Lazydays RV
Lazydays RV

Appendix

Lazydays RV
THE RV AUTHORITY℠

Reconciliation of Adjusted EBITDA

($ in thousands)	2022 Q1 LTM	2021	2020
Net Income	**$101,461**	**$82,021**	**$14,626**
Interest expense, net	9,546	8,500	8,047
Depreciation and amortization of property and equipment	8,719	8,386	6,682
Amortization of intangible assets	6,651	6,025	4,580
Income Tax Expense	31,738	28,242	10,364
Subtotal EBITDA	**$158,015**	**$133,174**	**$44,299**
Floor plan interest	(2,371)	(1,852)	(2,255)
LIFO adjustment	5,384	4,811	(93)
Transaction costs	1,403	1,744	935
Loss on sale of property and equipment	(147)	(156)	7
Change in fair value of warrant liabilities	3,703	11,711	14,494
PPP loan forgiveness	(6,148)	(6,626)	0
Inducement loss on warrant conversion	0	246	0
Acquisition inventory valuation adjustments	1,107	1,107	0
Stock-based compensation	901	750	1,566
Adjusted EBITDA	**$161,847**	**$144,909**	**$58,953**

Lazydays RV
THE RV AUTHORITY

Capital Structure

	Q1 Position
Total Insiders / Stakeholders	2,695,514
Other / Unknown Shareholders	9,353,559
Total Shares Outstanding	**12,049,073**
Prefunded Warrants (300,357 shares as of March 31, 2022. Exercise price of $.01, converted 1 for 1)	300,357
Warrants (Exercise price of $11.50. 4,276,380 warrants converted 2 for 1 and 1,223,772 warrants converted 1 for 1)	3,361,962
Warrants Exercisable (1)	**3,662,319**
Exercisable Options (weighted avg. exercise price of $12.36)	1,193,464
Options Exercisable	**1,193,464**
Preferred Shares (Converting to common after paydown of Accrued Dividend)	5,962,733
Total Pro-forma Diluted Shares Outstanding (2)	**22,867,589**

(1) The warrants may be called for redemption in whole and not in part, at a price of $0.01 per share of common stock, if the last reported sales price of the Company's common stock equals or exceeds $24.00 per share for any 20 trading days within a 30- day trading period ending on the third business day prior to the notice of redemption to warrant holders, if there is a current registration statement in effect with respect to the shares underlying the warrants.

(2) Total diluted shares outstanding is based on warrants which are currently vested and therefore may be exercisable, in addition to options which may be exercised today.



Lazydays RV
THE RV AUTHORITY℠